UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Ready Assets Trust, 800 Scudders Mill Road,
    Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
    Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Ready Assets Trust


Semi-Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Ready Assets Trust
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Ready Assets Trust


Officers and Trustees


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
Donaldo S. Benito, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current period, all eyes were on the Federal Reserve Board (the Fed). In a much-anticipated move, the Fed raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets. Still, in its very deliberate wording, the Fed has stated that it may move more aggressively if inflation and economic growth indicate the need.

In any case, interest rates are likely to remain low by historical standards for some time, particularly if the Fed does maintain its commitment to a gradual tightening. To provide some perspective, the Federal Funds rate was at 6.5% before the current easing cycle began in 2001 and had reached double-digits in the late 1970s and early 1980s.

The transition to higher interest rates can cause concern among equity and fixed income investors alike. As interest rates rise, fixed income securities may become a more attractive investment option and thereby pressure equity prices. Higher interest rates also translate into increases in business costs, potentially cutting into corporate profits. For bond investors, rising interest rates means the value of older bonds declines because they carry the former lower interest rates.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the market repercussions are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Trust employed a "barbell" strategy during the period, emphasizing securities on both the shorter and longer ends of our maturity range.


How did the Trust perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2004, Merrill Lynch Ready
Assets Trust paid shareholders a net annualized dividend of .52%.* The Trust's seven-day yield as of June 30, 2004 was .62%.

The average portfolio maturity for Merrill Lynch Ready Assets Trust at June 30, 2004 was 61 days, compared to 65 days as of December 31, 2003. The Fund's average portfolio maturity during the six-month period ranged from a low of 51 days to a high of 70 days.

Throughout the period, the Federal Reserve Board (the Fed) kept the Federal Funds target rate at 1%, its lowest level since 1958, before raising rates by .25% on June 30. As markets anticipated and reacted to moves by the Fed, interest rates fluctuated all across the yield curve. We positioned the Fund to weather the volatile environment by employing a barbell strategy. That is, we emphasized securities with three-month maturities on the short end of the yield curve and issues with maturities of 12 months - 18 months on the longer end. This allowed us to reap the benefits of higher rates on the long end while maintaining enough liquidity to take advantage of opportunities as they presented themselves. We avoided issues with maturities between three months and six months, where the yield curve remained relatively flat.

Both our decisions to maintain a longer-than-average maturity and to have a significant position in floating rate securities contributed to positive relative performance. Holding the longer-maturity bonds allowed us to capitalize on their higher rates and the floating rate securities performed well in a volatile interest rate environment.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


What changes were made to the Trust during the period?

Over the past six months, we have become more active with the use of variable rate securities. For example, we made several investments in the floating rate agency market, emphasizing floaters with 18-month maturities, which we believe have the potential to offer superior credit quality and yield compared to shorter-rate floating instruments. During the six-month period, 52% of the portfolio was invested in variable rate products. This position served as part of our barbell trade to help protect the portfolio in case an unexpected interest rate increase did occur.


How would you characterize the Trust's position at the end of the period?

We are continuing to manage our interest rate exposure, and expect to maintain an average portfolio maturity of 60 days - 70 days. We believe our strategy may be best accomplished by adding to our positions in the front end of the curve and avoiding longer maturities (two years, for example) as we continue to monitor economic data and Fed language for signs of additional interest rate increases. We also believe it is prudent to maintain our exposure to the long end, and our barbell strategy allows us to accomplish that.

In our opinion, as the Fed continues to tighten interest rates, it will do so with caution in order to avoid cutting off the sustainability of the economic recovery. As interest rates trend upward, our short-term positions will give us the opportunity to reinvest for better yields at any point on the yield curve. Additionally, as interest rates remain on an upward trajectory, we intend to maintain a significant exposure to floating rate securities, which we believe will perform well in a rising rate environment.



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



The Trust's portfolio composition at the end of June and as of our last report to shareholders is detailed below:

                                         6/30/04        12/31/03

Bank Notes                                  --             0.5%
Certificates of Deposit--European           2.7%           3.2
Certificates of Deposit--Yankee*            3.8            4.6
Commercial Paper                           29.9           29.6
Corporate Notes                            12.9            8.1
Funding Agreements                          3.8            4.0
Promissory Notes                            --             0.5
Repurchase Agreements                       1.4            2.1
Short-Term Investments                      1.3            4.3
U.S. Government, Agency &
  Instrumentality Obligations--
  Discount                                  4.3            3.3
U.S. Government, Agency &
  Instrumentality Obligations--
  Non-Discount                             41.3           44.5
Liabilities in Excess of Other Assets      (1.4)          (4.7)
                                          ------         ------
Total                                     100.0%         100.0%
                                          ------         ------

*U.S. branches of foreign banks.


Donaldo S. Benito
Vice President and Portfolio Manager


July 12, 2004



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Schedule of Investments                                           (In Thousands)

                             Face         Interest        Maturity
Issue                       Amount         Rate*            Date           Value
Certificates of Deposit--European--2.7%

Credit Suisse First        $ 49,000         1.105  %      7/14/2004  $    49,000
Boston                       50,000         1.11          7/19/2004       50,000

HBOS Treasury                25,000         1.11          7/23/2004       25,000
Services PLC,
London

Total Certificates of Deposit--European
(Cost--$124,000)                                                         124,000


Certificates of Deposit--Yankee--3.8%

Canadian Imperial            56,000         1.289++       7/15/2005       56,000
Bank of Commerce,
NY

Credit Agricole             120,000         1.05++        4/19/2005      119,986
Indosuez, NY

Total Certificates of Deposit--Yankee
(Cost--$175,986)                                                         175,986


Commercial Paper--29.9%

Amsterdam Funding            20,000         1.11          7/09/2004       19,995
Corporation                  12,000         1.15          7/19/2004       11,993
                             15,000         1.14          7/20/2004       14,991

Aspen Funding                50,000         1.11          7/26/2004       49,960
Corporation                  25,000         1.31          8/17/2004       24,957

Barton Capital               41,132         1.05          7/06/2004       41,126
Corporation

Blue Ridge Asset             10,000         1.30          7/21/2004        9,993
Funding Corporation

CAFCO, LLC                   15,000         1.04          7/01/2004       15,000
                             15,000         1.24          7/29/2004       14,986

CRC Funding, LLC              4,000         1.30          8/12/2004        3,994
                             19,300         1.47          9/08/2004       19,246

Citigroup Global             31,000         1.25          8/16/2004       30,949
Markets Holdings
Inc.

Compass                      20,920         1.11          7/07/2004       20,916
Securitization LLC           17,000         1.11          7/19/2004       16,991
                              8,000         1.31          7/29/2004        7,992

Delaware Funding             25,000         1.09          7/08/2004       24,995
Corporation                  15,133         1.10          7/12/2004       15,128
                             39,360         1.12          7/15/2004       39,343
                             30,000         1.24          7/22/2004       29,978

Dorada Finance               15,500         1.11          7/23/2004       15,489
Incorporated

Edison Asset                 35,000         1.111         7/12/2004       34,988
Securitization, LLC          13,144         1.11          7/13/2004       13,139
                             31,000         1.14          7/21/2004       30,980

Falcon Asset                 18,000         1.12          7/13/2004       17,993
Securitization               25,000         1.26          7/29/2004       24,976

Grampian Funding             15,000         1.06          7/02/2004       15,000
Limited                      35,000         1.12          7/27/2004       34,971

Greyhawk Funding,            87,000         1.09          7/07/2004       86,984
LLC                          25,000         1.12          7/13/2004       24,991
                             12,500         1.24          7/26/2004       12,489
                             22,500         1.25          7/28/2004       22,479



                             Face         Interest        Maturity
Issue                       Amount         Rate*            Date           Value
Commercial Paper (concluded)

Jupiter                    $ 48,000         1.11  %       7/09/2004  $    47,988
Securitization               40,000         1.14          7/12/2004       39,986
Corporation                  30,000         1.24          7/20/2004       29,980

Mont Blanc Capital           20,000         1.08          7/07/2004       19,996
Corporation                  15,000         1.10          7/14/2004       14,994
                             25,000         1.23          7/20/2004       24,984
                             25,000         1.26          7/26/2004       24,978

Morgan Stanley               20,000         1.58++       10/28/2004       20,000
                             48,000         1.58++        3/11/2005       48,000
                             29,000         1.58++        3/25/2005       29,000

Newport Funding              15,000         1.25          7/23/2004       14,989
Corporation                  31,000         1.28          7/30/2004       30,968
                             10,000         1.31          8/17/2004        9,983

Northern Rock PLC            17,000         1.06          7/08/2004       16,996

Old Line Funding,            25,000         1.09          7/06/2004       24,996
LLC                          20,254         1.11          7/12/2004       20,247
                             55,000         1.191         7/15/2004       54,975
                             22,063         1.25          7/26/2004       22,044

PB Finance                   17,000         1.11          7/16/2004       16,992
(Delaware), Inc.             27,000         1.34          8/17/2004       26,953

Park Avenue                  20,000         1.10          7/12/2004       19,993
Receivables
Corporation

Thunder Bay                  20,000         1.23          7/20/2004       19,987
Funding, LLC                 20,000         1.22          7/23/2004       19,985

Windmill Funding             22,000         1.05          7/01/2004       22,000
Corporation

Total Commercial Paper (Cost--$1,368,029)                              1,368,026


Corporate Notes--12.9%

American Honda               22,400         1.129++       8/04/2004       22,400
Finance                      15,000         1.47++        3/07/2005       15,016
Corporation                  10,000         1.22++        7/22/2005       10,010

Associates                   16,000         1.686++       6/27/2005       16,000
Corporation of
North America

Blue Heron                   21,000         1.33++        2/23/2005       21,000
Funding IX Ltd.,
Class A

CC (USA) Inc.                31,000         1.06++        2/24/2005       31,000
(Centauri)                   23,000         1.06++        2/25/2005       22,770

General Electric             28,000         1.76++       10/04/2004       28,015
Capital Corp.                50,000         1.359++       7/15/2005       50,000

Household Finance            22,000         1.26++        8/18/2004       22,000
Corporation

J.P. Morgan                  77,250         1.53++        2/24/2005       77,402
Chase & Co.

Metropolitan Life            11,500         1.249++       7/15/2005       11,500
Global Funding I

Morgan Stanley               21,000         1.131++       7/01/2005       21,000
                             20,000         1.359++       7/15/2005       20,000
                             18,500         1.33++        7/27/2005       18,500


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Schedule of Investments (continued)                               (In Thousands)

                             Face         Interest        Maturity
Issue                       Amount         Rate*            Date           Value
Corporate Notes (concluded)

Nationwide                 $ 13,000         1.586++  %    7/28/2005  $    13,005
Building Society

Northern Rock PLC            21,500         1.41++        7/08/2005       21,500

Putnam Structured             9,000         1.329++       4/15/2005        9,000
CDO

Sigma Finance Inc.           45,000         1.25++       11/19/2004       44,998
                             78,000         1.06++        3/10/2005       77,992
                             25,000         1.189++       3/15/2005       24,997

Westpac Banking              11,000         1.408++       7/11/2005       10,996
Corporation

Total Corporate Notes (Cost--$589,330)                                   589,101


Funding Agreements--3.8%

Jackson National             86,000         1.19++        5/02/2005       86,000
Life Insurance
Company

Metropolitan Life            20,000         1.22++        4/01/2005       20,000
Insurance Company

Monumental Life              20,000         1.255++       5/16/2005       20,000
Insurance Company

New York Life                20,000         1.46++       10/20/2004       20,000
Insurance Company            30,000         1.42++        5/27/2005       30,000

Total Funding Agreements (Cost--$176,000)                                176,000


U.S. Government, Agency & Instrumentality
Obligations--Discount--4.3%

Fannie Mae                   19,300         1.43          9/22/2004       19,300
                             25,000         1.263        11/03/2004       24,860
                             14,700         1.16         12/23/2004       14,578
                             37,500         1.21          2/04/2005       37,072
                             24,600         1.46          2/04/2005       24,320

Freddie Mac                  40,000         1.28          1/05/2005       39,624
                             37,000         1.16          3/08/2005       36,493

Total U.S. Government, Agency &
Instrumentality Obligations--Discount
(Cost--$196,789)                                                         196,247


U.S. Government, Agency & Instrumentality
Obligations--Non-Discount--41.3%

Fannie Mae                   37,500         6.50          8/15/2004       37,734
                             65,000         1.045++      10/29/2004       64,993
                            112,500         1.02++        1/07/2005      112,491
                             67,000         1.18++        2/18/2005       66,966
                             90,000         1.204++       2/18/2005       89,988
                             17,900         1.45          7/08/2005       17,755
                             12,000         7.00          7/15/2005       12,578
                            122,500         1.165++       7/29/2005      122,480
                            133,000         1.179++       8/17/2005      132,955
                             98,000         1.213++       8/29/2005       97,946
                             11,000         2.30          9/16/2005       10,983
                             11,100         2.10         10/21/2005       11,041
                             12,000         2.25          2/17/2006       11,903
                              6,410         1.80          4/20/2006        6,288
                              7,200         1.98          6/26/2006        7,052



                             Face         Interest        Maturity
Issue                       Amount         Rate*            Date           Value
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount (concluded)

Federal Farm               $ 22,000         1.02++  %     8/06/2004  $    22,000
Credit Bank                  23,000         1.02++       11/04/2004       23,000
                             89,500         1.144++      12/15/2004       89,498
                            110,000         1.03++       12/17/2004      110,005
                             38,500         1.02++        2/28/2005       38,497
                             21,000         1.464++       3/24/2005       20,996
                             29,000         1.06++        5/06/2005       28,996
                            112,500         1.065++       7/05/2005      112,483
                             11,100         1.07++       12/05/2005       11,101
                             19,000         1.20++        2/21/2006       18,994
                             22,000         1.20++        5/19/2006       21,992
                              9,500         2.15          7/21/2006        9,328
                             13,000         1.23++        2/20/2008       12,995

Federal Home                 32,700         1.01++        8/19/2004       32,699
Loan Bank                    13,400         2.125        12/15/2004       13,434
                             67,400         1.625         4/15/2005       67,198
                             62,500         1.625         6/15/2005       62,168
                             17,800         1.42          6/30/2005       17,644
                             77,000         1.23++        7/26/2005       76,983
                             47,500         1.50          8/26/2005       47,025
                             49,000         1.344++       9/12/2005       48,985
                             48,000         1.153++       9/16/2005       47,982
                             12,935         2.40          5/03/2006       12,814

Freddie Mac                  33,500         4.50          8/15/2004       33,621
                             11,000         3.25         11/15/2004       11,074
                             11,600         3.875         2/15/2005       11,746
                             11,000         1.75          8/15/2005       10,928
                              9,000         2.41         11/04/2005        8,985
                             12,000         2.30         11/17/2005       11,955
                             12,000         2.35         12/09/2005       11,953
                             15,000         2.208        12/30/2005       14,896
                             15,000         2.15          1/30/2006       14,871
                              7,500         2.15          2/17/2006        7,429

Total U.S. Government, Agency &
Instrumentality Obligations--Non-Discount
(Cost--$1,889,621)                                                     1,887,428



Repurchase Agreements--1.4%
Face
Amount                                  Issue

$62,379                   UBS Securities LLC, purchased
                          on 6/30/2004 to yield 1.45%
                          to 7/01/2004, repurchase price
                          $62,380, collateralized by
                          Resolution Funding STRIPS,
                          due 1/15/2014 to 1/15/2018                      62,379

Total Repurchase Agreements
(Cost--$62,379)                                                           62,379


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Schedule of Investments (concluded)                               (In Thousands)

                                                         Shares
Issue                                                     Held             Value
Short-Term Investments--1.3%

Merrill Lynch Premier
Institutional Fund (a)(b)                                57,826      $    57,826

Total Short-Term Investments (Cost--$57,826)                              57,826

Total Investments
(Cost--$4,639,960)--101.4%                                             4,636,993
Liabilities in Excess of Other Assets--(1.4%)                           (62,768)
                                                                     -----------
Net Assets--100.0%                                                   $ 4,574,225
                                                                     ===========

*Commercial Paper and certain U.S. Government, Agency &
Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2004.

++Floating rate notes.

(a)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)

                                                      Interest/
                                         Net           Dividend
Affiliate                              Activity         Income

Merrill Lynch Liquidity Series,
   LLC Money Market Series                  --            $ 5
Merrill Lynch Premier
   Institutional Fund                (144,713)            $91


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Statement of Assets and Liabilities

As of June 30, 2004
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $56,295,812) (identified cost--$4,582,134,080*)                                            $ 4,579,166,938
       Investments in affiliated securities, at value (identified cost--$57,826,000*)                            57,826,000
       Receivables:
           Beneficial interest sold                                                       $    18,898,283
           Interest                                                                             6,139,199
           Securities lending--net                                                                 16,786        25,054,268
                                                                                          ---------------
       Prepaid expenses and other assets                                                                            123,575
                                                                                                            ---------------
       Total assets                                                                                           4,662,170,781
                                                                                                            ---------------

Liabilities

       Collateral on securities loaned, at value                                                                 57,826,000
       Payables:
           Beneficial interest redeemed                                                        27,488,429
           Distributor                                                                          1,476,238
           Other affiliates                                                                       909,217
           Investment adviser                                                                     140,138        30,014,022
                                                                                          ---------------
       Accrued expenses and other liabilities                                                                       105,664
                                                                                                            ---------------
       Total liabilities                                                                                         87,945,686
                                                                                                            ---------------

Net Assets

       Net assets                                                                                           $ 4,574,225,095
                                                                                                            ===============

Net Assets Consist of

       Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                 $   457,719,224
       Paid-in capital in excess of par                                                                       4,119,473,013
       Unrealized depreciation on investments--net                                                              (2,967,142)
                                                                                                            ---------------
       Net Assets--Equivalent to $1.00 per share based on 4,577,192,237 shares of beneficial
       interest outstanding                                                                                 $ 4,574,225,095
                                                                                                            ===============

*Cost for federal income tax purposes. As of June 30, 2004, net unrealized depreciation for federal income tax purposes amounted to $2,967,142, of which $165,337 related to appreciated securities and $3,132,479 related to depreciated securities.

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Statement of Operations

For the Six Months Ended June 30, 2004
Investment Income

       Interest and amortization of premium and discount earned                                             $    26,899,813
       Securities lending--net                                                                                       95,863
                                                                                                            ---------------
       Total income                                                                                              26,995,676
                                                                                                            ---------------

Expenses

       Investment advisory fees                                                           $     8,628,299
       Transfer agent fees                                                                      2,784,863
       Distribution fees                                                                        2,784,123
       Accounting services                                                                        300,820
       Registration fees                                                                           82,619
       Printing and shareholder reports                                                            72,815
       Professional fees                                                                           63,622
       Custodian fees                                                                              61,902
       Trustee's fees and expenses                                                                 42,911
       Pricing services                                                                             8,745
       Other                                                                                       43,978
                                                                                          ---------------
       Total expenses                                                                                            14,874,697
                                                                                                            ---------------
       Investment income--net                                                                                    12,120,979
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

       Realized gain on investments--net                                                                            108,448
       Change in unrealized appreciation/depreciation on investments--net                                       (3,946,251)
                                                                                                            ---------------
       Total realized and unrealized loss on investments--net                                                   (3,837,803)
                                                                                                            ---------------
       Net Increase in Net Assets Resulting from Operations                                                 $     8,283,176
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Statements of Changes in Net Assets

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                             June 30,         December 31,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

       Investment income--net                                                             $    12,120,979   $    35,279,930
       Realized gain on investments--net                                                          108,448           294,397
       Change in unrealized appreciation/depreciation on investments--net                     (3,946,251)       (3,656,403)
                                                                                          ---------------   ---------------
       Net increase in net assets resulting from operations                                     8,283,176        31,917,924
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                (12,120,979)      (35,279,930)
       Realized gain on investments--net                                                        (108,448)         (294,397)
                                                                                          ---------------   ---------------
       Net decrease in net assets resulting from dividends and distributions to
       shareholders                                                                          (12,229,427)      (35,574,327)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                                                     3,263,698,768     6,183,402,453
       Value of shares issued to shareholders in reinvestment of dividends and
       distributions                                                                           12,225,070        35,572,726
                                                                                          ---------------   ---------------
                                                                                            3,275,923,838     6,218,975,179
       Cost of shares redeemed                                                            (3,408,455,980)   (6,840,824,687)
                                                                                          ---------------   ---------------
       Net decrease in net assets derived from beneficial interest transactions             (132,532,142)     (621,849,508)
                                                                                          ---------------   ---------------

Net Assets

       Total decrease in net assets                                                         (136,478,393)     (625,505,911)
       Beginning of period                                                                  4,710,703,488     5,336,209,399
                                                                                          ---------------   ---------------
       End of period                                                                      $ 4,574,225,095   $ 4,710,703,488
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004


Financial Highlights

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004        2003         2002          2001         2000
Per Share Operating Performance

       Net asset value, beginning of period                 $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                            -----------  -----------  -----------  -----------  -----------
       Investment income--net                                     .0026        .0068        .0139        .0381        .0582
       Realized and unrealized gain (loss) on
       investments--net                                         (.0008)      (.0006)      (.0005)        .0015        .0008
                                                            -----------  -----------  -----------  -----------  -----------
       Total from investment operations                           .0018        .0062        .0134        .0396        .0590
                                                            -----------  -----------  -----------  -----------  -----------
       Less dividends and distributions:
           Investment income--net                               (.0026)      (.0068)      (.0139)      (.0381)      (.0582)
           Realized gain on investments--net                       --++      (.0001)      (.0001)      (.0002)           --
                                                            -----------  -----------  -----------  -----------  -----------
       Total dividends and distributions                        (.0026)      (.0069)      (.0140)      (.0383)      (.0582)
                                                            -----------  -----------  -----------  -----------  -----------
       Net asset value, end of period                       $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                            ===========  ===========  ===========  ===========  ===========
       Total investment return                                    .52%*         .67%        1.40%        3.81%        6.00%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                   .64%*         .63%         .62%         .63%         .63%
                                                            ===========  ===========  ===========  ===========  ===========
       Investment income and realized gain on
       investments--net                                           .52%*         .69%        1.40%        3.82%        5.80%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of period (in thousands)             $ 4,574,225  $ 4,710,703  $ 5,336,209  $ 6,003,955  $ 5,845,780
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.

++Amount is less than $(.0001) per share.

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a stratight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM provides the Trust with investment management, research, statistical, and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                Rate

Not exceeding $500 million                                  .500%
In excess of $500 million but not exceeding $1 billion      .400%
In excess of $1 billion but not exceeding $5 billion        .350%
In excess of $5 billion but not exceeding $10 billion       .325%
In excess of $10 billion but not exceeding $15 billion      .300%
In excess of $15 billion but not exceeding $20 billion      .275%
In excess of $20 billion                                    .250%


The Trust has adopted a Shareholder Servicing Plan and Agreement in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., receives a fee each month from the Trust at the annual rate of .125% of average daily net assets of the accounts of Trust shareholders who maintain their Trust accounts through MLPF&S. This fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for providing direct personal services to shareholders. The fee is not compensation for administrative services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $40,900 in securites lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

For the six months ended June 30, 2004, the Trust reimbursed MLIM
$43,679 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



Electronic Delivery


The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH READY ASSETS TRUST, JUNE 30, 2004



Item 2 -Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Ready Assets Trust


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Ready Assets Trust


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: August 13, 2004